STOCK OPTION GRANT AGREEMENT
                          ----------------------------


          AGREEMENT dated as of January 14, 2004, by and between Distinctive Devices, Inc., a Delaware corporation (the "Company"), and Winfried Klimek (the "Optionee").

                              W I T N E S S E T H
                              -------------------

          WHEREAS, in consideration of the services provided to the Company by the Optionee in connection with the Company's acquisition of galaxis technology ag and pursuant to an Employment Contract between the Optionee and the Company (the "Employment Contract"), the Company desires to provide the Optionee with an opportunity to acquire shares of the Company's Common Stock, par value $.001 per share (the "Common Stock"), and thereby obtain a proprietary interest in the progress and success of the business of the Company, and the Optionee desires to obtain a proprietary interest in the Company, subject to the terms and conditions herein;

          NOW, THEREFORE, in consideration of the premises, the mutual covenants herein set forth and other good and valuable consideration, the Company and the Optionee hereby agree as follows;

          1. Grant of Option. The Company hereby grants to the Optionee an option (the "Option") to purchase an aggregate of one million two hundred fifty thousand (1,250,000) shares (each individually an "Option Share" and collectively the "Option Shares") of Common Stock, vesting over time in accordance with the terms of this Agreement, at an exercise price of $0.70 per Share (the "Exercise Price"), and the Optionee accepts the grant of the Option, subject to adjustment as provided in Section 5 herein.


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          2.   Vesting of Option. The Option shall vest as to 312,500 Option
Shares in six months from the date hereof, and as to 312,500 Option Shares on the first, second and third anniversary of the date hereof, subject to Sections 5 and 9 hereof.

          3. Exercise of Option. The Option may be exercised at any time, or from time to time, subject to vesting pursuant to Section 2 hereof, and terminating on the fifth anniversary of the date hereof (the "Expiration Date"). The Option may be exercised, as provided in this Section 3, by notice and payment to the Company as provided in Section 7 hereof.

          4. Non-Transferability. The Option shall not be transferable in whole or in part by the Optionee, except by will or the laws of descent or distribution, and shall be exercised during the lifetime of the Optionee only by him. Any transfer or attempted transfer of all or part of the Option in violation of this Agreement shall be null and void, and, at the discretion of the Company, the Option shall then be terminated.

          5. Adjustments. In the event of a stock dividend, stock split-up, share combination, exchange of shares, recapitalization, merger, consolidation, reorganization, liquidation or other similar changes or transactions, of or by the Company, the Board of Directors of the Company shall make (or shall undertake to have the Board of Directors of any corporation which merges with, or acquires the stock or assets of, the Company make) such adjustment of the number and class of shares then covered by the Option, or of the Exercise Price, or both. To the extent practicable, the Company shall give the Optionee prior written notice of any such event, provided that the failure by the Company to give such notice shall not subject the Company to any liability herein. After an event which results in an adjustment in the Option, the Company shall give written notice to the Optionee specifying the adjusted number or type of Option Shares or other security and/or the Exercise Price, together with a calculation


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of the adjustment. The determination of the adjustment by the Company shall be final and binding on the Optionee.

          6. Reservation of Shares. The Company shall at all times during the term of the Option reserve and keep available such number of shares of Common Stock or such other class of stock then subject to the Option as shall be sufficient to satisfy the requirements of this Agreement.

          7.   Methods of Exercise of Option.

               7.1 The Exercise Notice. Subject to the terms and conditions of this Agreement, the Option shall be exercisable by notice (the "Exercise Notice") and payment to the Company. Each Exercise Notice shall:

                  (i) state the election to exercise the Option and the number of Option Shares (such number being the "Purchased Shares") in respect of which it is being exercised;

                  (ii) contain a representation and agreement as to investment intent with respect to the Purchased Shares, and an acknowledgement as to restrictions on resale or transfer of such Shares by reason of the Securities Act of 1933, as amended (the "Securities Act"), if the Purchased Shares are not subject to an effective registration statement under the Securities Act; and

                  (iii) be signed by the Optionee or other person entitled to exercise the Option and, if the Option is being exercised by any person other than the Optionee, be accompanied by proof, satisfactory to counsel for the Company, of the right of such person to exercise the Option.


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               7.2 Payment. Accompanying the Exercise Notice shall be a
certified check or wire transfer payable to the order of the Company in the full amount of the purchase price for the Purchased Shares.

               7.3 Stock Certificate. Within five days after its receipt of the documents to be provided for in Sections 7.1 and 7.2 hereof in proper form, the Company shall deliver to the Optionee or other person exercising the Option certificates for the Purchased Shares. In the event the Purchased Shares are not then subject to an effective registration statement under the Securities Act, each certificate shall bear the following legend.

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT IF 1933, AS AMENDED. THEY MAY NOT PUBLICLY BE OFFERED FOR SALE, SOLD OR DELIVERED AFTER SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER SUCH ACT EXCEPT AS AUTHORIZED UNDER SAID ACT, AND UNLESS HEREAFTER REGISTERED WILL NOT BE TRANSFERRED UPON THE RECORDS OF THE CORPORATION IN THE ABSENCE OF AN OPINION OF COUNSEL TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

          8.  Rights of Holder.

               8.1 As Stockholder. The Optionee shall not have any rights to voting, dividends or any other rights of a stockholder with respect to any Option Shares until the certificates for such Option Shares shall have been issued to him as evidenced by the appropriate entry on the stock record books of the Company upon purchase of such Option Shares upon exercise of the Option.

               8.2 As Employee. Nothing in this Agreement shall constitute an employment agreement or arrangement between the Optionee and the Company, nor shall anything in this Agreement give the Optionee any rights as an employee,


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other than pursuant to the Employment Contract.

          9. Rights to Reclaim Option Shares. The Optionee hereby acknowledges that the Company and Media Hill Communication Beratungs-und Vertriebs GmbH entered into a Share Purchase Agreement, dated January 14, 2004 (the "Purchase Agreement"), pursuant to which the Company acquired galaxis technology ag. As part of the Purchase Agreement, the Optionee agreed to be bound under Section 6.2(c) thereof whereby the Optionee granted the right to the Company to satisfy any of its indemnification claims arising under Article X of the Purchase Agreement by reclaiming all or any part of the Option Shares at a rate of fifty cents ($0.50) per Option Share, subject to any adjustment pursuant to Section 5 of this Agreement. In the event that the Company has the right to reclaim any Option Shares, it shall have the discretion to choose which Option Shares are first reclaimed.

          10. Notices. Any notice relating to this Agreement shall be in writing and delivered in person, by certified mail, hand, express courier or fax as follows to the following address:

          If to the Company:

                  Distinctive Devices, Inc.
                  One Bridge Plaza, Suite 100
                  Fort Lee, New Jersey 07024
                  USA
                  Attn: Sanjay Mody, CEO
                  Fax:  (201) 363-9926


          If to the Optionee:

                   Winfried Klimek
                   Berlinerstrasse 6
                   23611 Bad Schwartau
                   Germany


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                   Fax:

or to such other address as either party hereto may hereafter duly give to the other.

          11. Miscellaneous.

               11.1 Benefits of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors, assigns, heirs and administrators.

               11.2 Governing Law. This Agreement shall be construed by and governed in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

               11.3 Severability. In the event that any one or more provisions of this Agreement shall be deemed to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall not affect the legality, validity and enforceability of the remaining legal, valid and enforceable provisions hereof, which shall be construed as if such illegal, invalid or unenforceable provision or provisions had not been inserted.

               11.4 Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto as to the subject matter herein, and cannot be amended, modified or terminated except by a writing executed by the parties hereto.

               11.5 Counterparts. This agreement may be executed in counterparts, each of which shall be deemed an original and all of which shall constitute a single instrument.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first set forth above.


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                                          /s/ Winfried Klimek
                                          -------------------
                                          Winfried Klimek



                                         DISTINCTIVE DEVICES, INC.


                                         By: /s/Sanjay Mody
                                         ------------------
                                         Sanjay Mody, CEO